                             LETTER OF TRANSMITTAL

                     TO BE USED BY HOLDERS OF CERTIFICATES
                  FORMERLY REPRESENTING SHARES OF COMMON STOCK
                                       OF

                            TIVOLI INDUSTRIES, INC.
                              SURRENDERED PURSUANT
                                     TO THE
                                NOTICE OF MERGER
                            DATED NOVEMBER 30, 1999

              TO: U.S. STOCK TRANSFER CORPORATION, AS PAYING AGENT

    By Mail, Hand or Overnight         By Facsimile Transmission:        Confirm Receipt of Facsimile
             Delivery               (For Eligible Institutions Only)            by Telephone:
       1745 Gardena Avenue                   (818) 502-0674                     (818) 502-1404
    Glendale, California 91204

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFORE AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

     In accordance with the Agreement and Plan of Merger, dated as of September 17, 1999, relating to the merger (the "Merger") of Florence Acquisition Corp. (the "Purchaser"), a California corporation and a wholly owned subsidiary of Targetti Sankey S.p.A. ("Parent"), an Italian corporation, with and into Tivoli Industries, Inc. (the "Company"), a California corporation, the undersigned hereby surrenders to you, as Paying Agent, the certificate(s) described below (the "Share Certificate(s)") formerly representing shares of common stock, $.001 par value, of the Company (the "Shares"), and such Share to be exchanged for $4.50 in cash, without interest (the "Merger Price").

     By executing this Letter of Transmittal, the undersigned hereby surrenders to the Paying Agent all right, title and interest in the Share Certificate(s) that are being surrendered hereunder (and any and all distributions or other payments issued or issuable in respect of such Share Certificate(s)). The undersigned further represents and warrants that the undersigned is, as of the date hereof, the registered holder of the Shares, with good title to the Shares and full power and authority to sell, assign and transfer the Shares represented by the enclosed Share Certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Paying Agent, as agent of the undersigned, to effect the exchange pursuant to the Instructions on the reverse side hereof. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

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
                                      DESCRIPTION OF SHARES SURRENDERED
--------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   SHARE CERTIFICATE(S) ENCLOSED
             APPEAR(S) ON SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                      SHARE               TOTAL NUMBER OF
                                                                   CERTIFICATE          SHARES EVIDENCED BY
                                                                    NUMBER(S)           SHARE CERTIFICATE(S)
                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------
                                                                  TOTAL SHARES:

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------------------------------------------------------------
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     SPECIAL PAYMENT INSTRUCTIONS
   (See Instructions 1, 4, 5 and 6)

      To be completed ONLY if the
 check for the Merger Price of Shares
 is to be issued in the name of
 someone other than the undersigned.
 Issue check to:
 Name------------------------------------
               (PLEASE PRINT)

Address----------------------------------
          (INCLUDE ZIP CODE)

-----------------------------------------

    (TAX IDENTIFICATION OR SOCIAL
           SECURITY NUMBER)
 (SEE SUBSTITUTE FORM W-9 ON REVERSE
                SIDE)

------------------------------------------------------------
------------------------------------------------------------

                                              SPECIAL DELIVERY INSTRUCTIONS
                                             (See Instructions 1, 4, 5 and 6)
                                                To be completed ONLY if the
                                           check for the Merger Price of Shares
                                           is to be mailed to someone other
                                           than the undersigned, or to the
                                           undersigned at an address other than
                                           that shown under "Description of
                                           Shares Surrendered."
                                           Mail check to:
                                           Name-------------------------

                                                       (PLEASE PRINT)

                                           Address----------------------

                                                    (INCLUDE ZIP CODE)

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                                   IMPORTANT
                           SHAREHOLDER(S): SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

   Dated:
   ------------------------------------

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

   Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                  PLEASE PRINT

   Capacity:
   --------------------------------------------------------------------------
                           PLEASE PROVIDE FULL TITLE

   Address:
   --------------------------------------------------------------------------
                                INCLUDE ZIP CODE

   Telephone No.:
   --------------------------------------------------------------------------
                               INCLUDE AREA CODE

   Taxpayer Identification or Social Security Number:
   ----------------------------------------------------------------------
                                      SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE

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                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)

        SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
   INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.

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                                        3

                                  INSTRUCTIONS

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member in good standing of a recognized Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby and such holder(s) has
(have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 4.

     2. Completion of Delivery of Letter of Transmittal and Stock Certificates. The Letter of Transmittal must be properly completed and signed by the registered holders (or assignee(s) thereof) of the Shares being surrendered herewith, and mailed, hand delivered or delivered by overnight courier with the Share Certificates (and any other documents required by Instruction 4) to the Paying Agent at one of the addresses set forth on the front hereof. A return envelope is enclosed for your convenience.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     3. Inadequate Space. If the space provided herein under "Description of Shares Surrendered" is inadequate, the Share Certificate numbers and the number of Shares evidenced by such Share Certificates should be listed on a separate schedule and attached hereto.

     4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any of the Shares surrendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares surrendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Stock Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Parent of such person's authority so to act must be submitted.

     5. Stock Transfer Taxes. Except as otherwise provided in this Instruction 5, the registered holder(s) will pay all stock transfer taxes with respect to the sale and transfer of any Shares surrendered hereby. If,

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

however, payment of the Merger Price of any Shares is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Merger Price of such Shares, unless evidence satisfactory to the Paying Agent of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares surrendered hereby.

     6. Special Payment and Delivery Instructions. If a check for the Merger Price of any Shares surrendered hereby is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Surrendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

     7. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Paying Agent at the address and phone number set forth on the front side hereof.

     8. Substitute Form W-9. The surrendering shareholder (or other payee) is required, unless an exemption applies, to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or Federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the shareholder (or other payee) is not subject to backup withholding. If a surrendering shareholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the tendering shareholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of the proceeds to the tendering shareholder (or other payee) pursuant to the Offer may be subject to backup withholding tax at a rate of 31%. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number set forth below such form. If "Applied For" is written in Part I and Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 31% of all such proceeds payable to such shareholder pursuant to the Merger.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a shareholder surrendering Shares must, unless an exemption applies, provide the Paying Agent (as payor) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the shareholder is an individual, his TIN is such shareholder's social security number. If the correct TIN is not provided, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of the proceeds to the tendering shareholder (or other payee) pursuant to the Merger may be subject to backup withholding tax at a rate of 31% of all such proceeds.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign shareholder to avoid backup withholding, such person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Paying Agent. Exempt shareholders, other than foreign shareholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of the proceeds paid made to the payee. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons

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

subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares surrendered pursuant to the Merger, the shareholder is required to notify the Paying Agent of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (2) the shareholder is not subject to backup withholding because (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

     The shareholder is required to give the Paying Agent its TIN, generally the social security number or employer identification number, of the record holder of the Shares surrendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the surrendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box bellow the Substitute Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 31% of all of the proceeds payable to such shareholder pursuant to the Merger.

         PAYER'S NAME: U.S. STOCK TRANSFER CORPORATION, AS PAYING AGENT
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
SUBSTITUTE                       PART I -- Taxpayer Identification Number -- For      -------------------------------
FORM W-9                         all accounts, enter your TIN in the box at               Social security number
DEPARTMENT OF THE                right. (For most individuals, this is your                         OR
TREASURY                         social security number. If you do not have a
INTERNAL REVENUE SERVICE         TIN, see Obtaining a Number in the enclosed          -------------------------------
                                 Guidelines.) Certify by signing and dating           Employer identification number
PAYER'S REQUEST FOR TAXPAYER     below. Note: If the account is in more than one   (If awaiting TIN write "Applied For")
IDENTIFICATION NUMBER (TIN)      name, see the chart in the enclosed Guidelines
                                 to determine which number to give the payer.
                                ----------------------------------------------------------------------------------------
                                 PART II -- For Payees Exempt from backup Withholding, see the enclosed Guidelines and complete as instructed therein
-------------------------------------------------------------------------------------------------------------------------

Certification -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to be), and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)
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 Signature  Date ____________ , 1999
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature
 ---------------------------------------------------   Date
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